Exhibit 99.1

The Mortgage Loans consist of approximately 6,900 Mortgage Loans with a Principal Balance as of the Cut off Date of approximately $982,605,601. The Group I Mortgage Loans consist of approximately 4,563 Mortgage Loans with a Principal Balance as of the Cut off Date of approximately $527,045,862. The Group II Mortgage Loans consist of approximately 1,837 Mortgage Loans with a Principal Balance as of the Cut off Date of approximately $455,559,740.

Each Mortgage Loan will accrue interest at the adjustable rate or fixed rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 80.16% of the Group I Mortgage Loans are Adjustable Rate Mortgage Loans (the “Adjustable Rate Group I Mortgage Loans”) and approximately 19.84% of the Group I Mortgage Loans are fixed rate Mortgage Loans (the “Fixed Rate Group I Mortgage Loans”). Approximately 90.78% of the Group II Mortgage Loans are Adjustable Rate Mortgage Loans (the “Adjustable Rate Group II Mortgage Loans”) and approximately 9.22% of the Group II Mortgage Loans are fixed rate Mortgage Loans (the “Fixed Rate Group II Mortgage Loans”). Approximately 85.08% of the Mortgage Loans are Adjustable Rate Mortgage Loans (the “Adjustable Rate Mortgage Loans”) and approximately 14.92% of the Mortgage Loans are fixed rate Mortgage Loans (the “Fixed Rate Mortgage Loans”).

Each fixed rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Substantially all of the adjustable rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following a period of one year, two years, three years or five years following origination. Generally, the adjustable rate Mortgage Loans provide for semi annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that (i) the first adjustment of the rates for approximately 0.10% of the Adjustable Rate Group I Mortgage Loans and approximately 0.73% of the Adjustable Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable Rate Mortgage Loans in the related Loan Group as of the Cut off Date) and approximately 0.41% of the Adjustable Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut off Date), will not occur until one year after the date of origination, (ii) the first adjustment of the rates for approximately 76.86% of the Adjustable Rate Group I Mortgage Loans and approximately 75.28% of the Adjustable Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable Rate Mortgage Loans in the related Loan Group as of the Cut off Date) and approximately 76.07% of the Adjustable Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut off Date), will not occur until two years after the date of origination, (iii) the first adjustment of the rates for approximately 22.50% of the Adjustable Rate Group I Mortgage Loans and approximately 23.45% of the Adjustable Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable Rate Mortgage Loans in the related Loan Group as of the Cut off Date) and approximately 22.97% of the Adjustable Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut off Date), will not occur until three years after the date of origination and (iv) the first adjustment of the rates for approximately 0.51% of the Adjustable Rate Group I Mortgage Loans and approximately 0.54% of the Adjustable Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable Rate Mortgage Loans in the related Loan Group as of the Cut off Date) and approximately 0.53% of the Adjustable Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut off Date), will not occur until five years after the date of origination (each such Adjustable Rate Mortgage Loan, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each adjustable rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six Month LIBOR (as defined below) and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on any adjustable rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Adjustable Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.998% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.993% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.996% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin. None of the adjustable rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 23.59% of the Group I Mortgage Loans, approximately 52.85% of the Group II Mortgage Loans and approximately 37.15% of the Mortgage Loans (the “Interest Only Mortgage Loans”) provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then current Mortgage Rate.

Approximately 72.62% of the Group I Mortgage Loans, approximately 61.21% of the Group II Mortgage Loans and approximately 67.33% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 52.23% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months’ interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision’s ruling does not retroactively affect loans originated before July 1, 2003.

Mortgage Loan Statistics for all Mortgage Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut off Date.

Approximately 98.26% of the Mortgage Loans had loan to value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan to value ratio at origination in excess of 103.00%. The weighted average loan to value ratio of the Mortgage Loans at origination was approximately 99.43%. There can be no assurance that the loan to value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan to value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan to value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months as of the Cut off Date. None of the Mortgage Loans had a first Due Date prior to May 2005 or after December 2005, or has a remaining term to maturity of less than 177 months or greater than 360 months as of the Cut off Date. The latest maturity date of any Mortgage Loan is November 2035.

The average Principal Balance of the Mortgage Loans at origination was approximately $153,638. The average Principal Balance as of the Cut off Date of the Mortgage Loans was approximately $153,532. No Mortgage Loan had a Principal Balance as of the Cut off Date of greater than approximately $1,075,000 or less than approximately $23,638.

As of the Cut off Date, the Mortgage Loans had Mortgage Rates of not less than 5.625% per annum and not more than 10.375% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.988% per annum. As of the Cut off Date, the Adjustable Rate Mortgage Loans had Gross Margins ranging from 5.000% per annum to 8.500% per annum, Minimum Mortgage Rates ranging from 5.625% per annum to 10.375% per annum and Maximum Mortgage Rates ranging from 11.625% per annum to 16.375% per annum. As of the Cut off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.448% per annum, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 7.932% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.932% per annum. The latest next Adjustment Date following the Cut off Date on any Adjustable Rate Mortgage Loan occurs in November 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable Rate Mortgage Loans is approximately 25 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut off Date (the sum in any column may not equal the total indicated due to rounding):

Principal Balances as of the Cut off Date of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
23,638- 50,000	331	$14,362,274.76	1.46%
50,001- 100,000	2,256	172,051,847.96	17.51
100,001- 150,000	1,611	201,864,011.56	20.54
150,001- 200,000	892	154,428,601.32	15.72
200,001- 250,000	443	99,688,649.72	10.15
250,001- 300,000	264	72,558,965.38	7.38
300,001- 350,000	174	56,697,430.28	5.77
350,001- 400,000	131	49,039,152.06	4.99
400,001- 450,000	95	40,728,809.73	4.14
450,001- 500,000	48	22,823,441.07	2.32
500,001- 550,000	47	24,793,209.86	2.52
550,001- 600,000	33	19,053,235.23	1.94
600,001- 650,000	19	11,964,004.09	1.22
650,001- 700,000	16	10,854,478.91	1.10
700,001- 750,000	17	12,406,024.92	1.26
750,001- 800,000	7	5,497,289.08	0.56
800,001- 850,000	8	6,550,377.25	0.67
850,001- 900,000	6	5,249,400.00	0.53
900,001- 950,000	1	919,398.20	0.09
1,050,001- 1,075,000	1	1,075,000.00	0.11
Total	6,400	$982,605,601.38	100.00%

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(1)      The average Principal Balance as of the Cut off Date of the Mortgage Loans was approximately $153,532.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
540 - 550	21	$2,206,623.88	0.22%
551 - 575	47	4,919,118.41	0.50
576 - 600	936	104,696,984.67	10.66
601 - 625	1,295	159,760,677.97	16.26
626 - 650	1,395	207,024,813.61	21.07
651 - 675	1,181	207,384,122.81	21.11
676 - 700	662	120,742,372.48	12.29
701 - 725	395	80,763,585.08	8.22
726 - 750	243	45,787,288.07	4.66
751 - 775	142	30,528,463.39	3.11
776 - 800	70	16,618,914.33	1.69
801 - 817	13	2,172,636.68	0.22
Total	6,400	$982,605,601.38	100.00%

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(1)The weighted average credit score of the Mortgage Loans that had credit scores was approximately 657.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
180	45	$4,313,583.94	0.44%
240	3	253,472.52	0.03
360	6,352	978,038,544.92	99.54
Total	6,400	$982,605,601.38	100.00%

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(1)      The weighted average original term to maturity of the Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
177 - 178	15	$1,215,677.45	0.12%
179 - 180	30	3,097,906.49	0.32
237 - 238	1	69,768.81	0.01
239 - 240	2	183,703.71	0.02
353 - 354	12	1,165,655.81	0.12
355 - 356	40	6,178,227.01	0.63
357 - 358	2,391	366,779,511.33	37.33
359 - 360	3,909	603,915,150.77	61.46
Total	6,400	$982,605,601.38	100.00%

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(1)      The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Single Family	5,300	$751,506,351.20	76.48%
PUD	572	132,550,323.06	13.49
Condominium	340	60,187,308.72	6.13
2 Units	177	35,511,006.77	3.61
3 Units	8	2,165,026.72	0.22
4 Units	1	363,694.20	0.04
Modular	2	321,890.71	0.03
Total	6,400	$982,605,601.38	100.00%

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(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Primary	6,351	$974,730,625.12	99.20%
Second Home	48	7,780,100.96	0.79
Non-owner	1	94,875.30	0.01
Total	6,400	$982,605,601.38	100.00%

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(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Purchase	5,173	$778,981,489.01	79.28%
Cash Out Refinance	1,106	187,082,397.44	19.04
Rate/Term Refinance	121	16,541,714.93	1.68
Total	6,400	$982,605,601.38	100.00%

Combined Original Loan to Value Ratios of the Mortgage Loans(1)

Combined Original Loan to Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
14.67 - 15.00	1	$24,986.34	0.00%
30.01 - 35.00	1	99,936.23	0.01
45.01 - 50.00	1	36,686.11	0.00
50.01 - 55.00	1	199,855.24	0.02
55.01 - 60.00	2	155,370.86	0.02
60.01 - 65.00	5	578,023.21	0.06
65.01 - 70.00	4	530,824.45	0.05
70.01 - 75.00	22	3,003,090.29	0.31
75.01 - 80.00	77	12,490,682.18	1.27
80.01 - 85.00	25	3,280,476.71	0.33
85.01 - 90.00	53	6,323,634.49	0.64
90.01 - 95.00	54	7,079,023.84	0.72
95.01 - 100.00	6,071	931,550,708.93	94.80
100.01 - 103.00	83	17,252,302.50	1.76
Total	6,400	$982,605,601.38	100.00%

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(1)      The weighted average combined original loan to value ratio of the Mortgage Loans as of the Cut off Date was approximately 99.43%.

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Alabama	124	$13,876,683.99	1.41%
Arizona	28	5,488,164.24	0.56
Arkansas	78	7,783,743.61	0.79
California	194	86,212,525.33	8.77
Colorado	37	7,473,144.41	0.76
Connecticut	14	3,531,814.11	0.36
Delaware	4	930,814.69	0.09
District of Columbia	6	2,123,325.52	0.22
Florida	271	60,472,135.81	6.15
Georgia	176	29,518,928.32	3.00
Idaho	8	988,435.96	0.10
Illinois	471	85,177,254.02	8.67
Indiana	664	65,934,621.67	6.71
Iowa	102	8,587,702.98	0.87
Kansas	37	4,049,239.14	0.41
Kentucky	155	17,197,524.85	1.75
Louisiana	23	2,467,131.91	0.25
Maine	26	3,228,371.19	0.33
Maryland	121	33,057,088.62	3.36
Massachusetts	73	19,194,393.44	1.95
Michigan	537	76,183,540.68	7.75
Minnesota	114	22,066,382.47	2.25
Mississippi	13	1,700,457.26	0.17
Missouri	132	15,039,913.36	1.53
Montana	3	329,257.40	0.03
Nebraska	17	1,839,335.77	0.19
Nevada	25	5,888,899.18	0.60
New Hampshire	10	1,955,293.11	0.20
New Jersey	109	31,178,505.80	3.17
New Mexico	13	2,255,789.28	0.23
New York	320	41,968,504.27	4.27
North Carolina	338	50,729,648.20	5.16
North Dakota	6	606,546.25	0.06
Ohio	757	87,761,529.70	8.93
Oklahoma	61	5,733,429.49	0.58
Oregon	49	11,137,744.94	1.13
Pennsylvania	307	31,972,304.50	3.25
Rhode Island	5	1,151,737.17	0.12
South Carolina	178	22,843,791.14	2.32
South Dakota	5	432,088.36	0.04
Tennessee	199	20,545,801.93	2.09
Texas	215	24,318,632.25	2.47
Utah	82	12,726,083.09	1.30
Vermont	3	463,343.61	0.05
Virginia	91	25,857,454.46	2.63
Washington	40	8,301,504.04	0.84
West Virginia	12	1,169,401.75	0.12
Wisconsin	145	18,829,864.15	1.92
Wyoming	2	325,773.96	0.03
Total	6,400	$982,605,601.38	100.00%

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(1)       The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.24% in the 60431 ZIP Code.

Documentation Levels of the Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Full Documentation	4,154	$518,980,790.27	52.82%
No Income Verification	1,854	332,209,849.99	33.81
Stated Plus Documentation	346	122,148,907.48	12.43
Blended Access	30	6,747,355.88	0.69
Limited Income Verification	16	2,518,697.76	0.26
Total	6,400	$982,605,601.38	100.00%

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.625 - 6.000	13	$2,901,053.19	0.30%
6.001 - 7.000	445	86,813,676.29	8.84
7.001 - 8.000	2,655	456,190,923.95	46.43
8.001 - 9.000	2,821	390,185,806.41	39.71
9.001 - 10.000	457	45,700,785.34	4.65
10.001 - 10.375	9	813,356.20	0.08
Total	6,400	$982,605,601.38	100.00%

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(1)      The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut off Date was approximately 7.988% per annum.

Gross Margins of the Adjustable Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.000 - 5.000	12	$2,845,567.96	0.34%
5.001 - 6.000	956	202,994,845.82	24.28
6.001 - 7.000	3,431	551,883,627.00	66.01
7.001 - 8.000	653	78,090,468.63	9.34
8.001 - 8.500	3	214,558.63	0.03
Total	5,055	$836,029,068.04	100.00%

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(1)      The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Cut off Date was approximately 6.448% per annum.

Next Rate Adjustment Date for the Adjustable Rate Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
December 1, 2005	1	$114,000.00	0.01%
September 1, 2006	4	1,176,424.15	0.14
October 1, 2006	6	1,699,555.01	0.20
November 1, 2006	3	549,949.54	0.07
April 1, 2007	1	147,984.87	0.02
May 1, 2007	9	836,375.20	0.10
June 1, 2007	2	960,778.17	0.11
July 1, 2007	18	2,263,180.53	0.27
August 1, 2007	115	18,296,893.14	2.19
September 1, 2007	1,226	201,587,136.88	24.11
October 1, 2007	1,595	268,300,703.40	32.09
November 1, 2007	888	143,613,434.19	17.18
July 1, 2008	4	671,421.26	0.08
August 1, 2008	32	5,856,412.64	0.70
September 1, 2008	372	64,374,557.49	7.70
October 1, 2008	474	77,106,981.08	9.22
November 1, 2008	276	44,046,797.73	5.27
August 1, 2010	1	104,746.62	0.01
September 1, 2010	10	1,690,810.33	0.20
October 1, 2010	10	1,248,843.79	0.15
November 1, 2010	8	1,382,082.02	0.17
Total	5,055	$836,029,068.04	100.00%

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(1)	The weighted average time until the next rate Adjustment Date for the Adjustable Rate Mortgage Loans as of the Cut off Date was approximately 25 months.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
11.625 - 12.000	12	$2,731,562.78	0.33%
12.001 - 13.000	422	83,619,933.82	10.00
13.001 - 14.000	2,260	409,005,682.93	48.92
14.001 - 15.000	2,057	308,044,327.08	36.85
15.001 - 16.000	298	32,281,836.00	3.86
16.001 - 16.375	6	345,725.43	0.04
Total	5,055	$836,029,068.04	100.00%

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(1)	The weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans as of the Cut off Date was approximately 13.932% per annum.

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.625 - 6.000	12	$2,731,562.78	0.33%
6.001 - 7.000	422	83,619,933.82	10.00
7.001 - 8.000	2,260	409,005,682.93	48.92
8.001 - 9.000	2,057	308,044,327.08	36.85
9.001 - 10.000	298	32,281,836.00	3.86
10.001 - 10.375	6	345,725.43	0.04
Total	5,055	$836,029,068.04	100.00%

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(1)	The weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans as of the Cut off Date was approximately 7.932% per annum.

Initial Periodic Rate Caps of the Adjustable Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
1.000	1	$114,000.00	0.01%
2.000	13	3,425,928.70	0.41
3.000	5,041	832,489,139.34	99.58
Total	5,055	$836,029,068.04	100.00%

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(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
1.000	5,055	$836,029,068.04	100.00%
Total	5,055	$836,029,068.04	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group I Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut off Date.

Approximately 97.37% of the Group I Mortgage Loans had loan to value ratios at origination in excess of 80.00%. None of the Group I Mortgage Loan had a loan to value ratio at origination in excess of 100.00%. The weighted average loan to value ratio of the Group I Mortgage Loans at origination was approximately 99.03%. There can be no assurance that the loan to value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan to value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan to value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Group I Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months as of the Cut off Date. None of the Group I Mortgage Loans had a first Due Date prior to May 2005 or after December 2005, or has a remaining term to maturity of less than 177 months or greater than 360 months as of the Cut off Date. The latest maturity date of any Group I Mortgage Loan is November 2035.

The average Principal Balance of the Group I Mortgage Loans at origination was approximately $115,599. The average Principal Balance as of the Cut off Date of the Group I Mortgage Loans was approximately $115,504. No Group I Mortgage Loan had a Principal Balance as of the Cut off Date of greater than approximately $441,739 or less than approximately $23,638.

As of the Cut off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 5.625% per annum and not more than 10.250% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 8.048% per annum. As of the Cut off Date, the Adjustable Rate Group I Mortgage Loans had Gross Margins ranging from 5.000% per annum to 7.875% per annum, Minimum Mortgage Rates ranging from 5.625% per annum to 10.250% per annum and Maximum Mortgage Rates ranging from 11.625% per annum to 16.250% per annum. As of the Cut off Date, the weighted average Gross Margin of the Adjustable Rate Group I Mortgage Loans was approximately 6.479% per annum, the weighted average Minimum Mortgage Rate of the Adjustable Rate Group I Mortgage Loans was approximately 7.980% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Group I Mortgage Loans was approximately 13.980% per annum. The latest next Adjustment Date following the Cut off Date on any Adjustable Rate Group I Mortgage Loan occurs in November 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable Rate Group I Mortgage Loans is approximately 25 months.

The Group I Mortgage Loans are expected to have the following characteristics as of the Cut off Date (the sum in any column may not equal the total indicated due to rounding):

Principal Balances as of the Cut off Date of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
23,638- 50,000	294	$12,775,434.66	2.42%
50,001- 100,000	2,056	156,306,610.71	29.66
100,001- 150,000	1,243	154,939,552.36	29.40
150,001- 200,000	553	95,397,864.86	18.10
200,001- 250,000	227	51,190,523.36	9.71
250,001- 300,000	116	31,884,564.26	6.05
300,001- 350,000	65	21,110,825.09	4.01
350,001- 400,000	7	2,589,271.87	0.49
400,001- 441,739	2	851,214.37	0.16
Total	4,563	$527,045,861.54	100.00%

___________________

(1)      The average Principal Balance as of the Cut off Date of the Group I Mortgage Loans was approximately $115,504.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
540 - 550	21	$2,206,623.88	0.42%
551 - 575	45	4,437,362.47	0.84
576 - 600	727	69,044,657.79	13.10
601 - 625	1,057	114,875,528.29	21.80
626 - 650	1,024	117,798,731.27	22.35
651 - 675	755	97,871,217.20	18.57
676 - 700	413	53,064,564.00	10.07
701 - 725	229	30,514,929.47	5.79
726 - 750	156	20,294,716.22	3.85
751 - 775	85	11,051,692.95	2.10
776 - 800	42	5,177,775.62	0.98
801 - 817	9	708,062.38	0.13
Total	4,563	$527,045,861.54	100.00%

___________________

(1)      The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 647.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
180	38	$3,600,180.78	0.68%
240	3	253,472.52	0.05
360	4,522	523,192,208.24	99.27
Total	4,563	$527,045,861.54	100.00%

___________________

(1)      The weighted average original term to maturity of the Group I Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
177 - 178	11	$778,331.11	0.15%
179 - 180	27	2,821,849.67	0.54
237 - 238	1	69,768.81	0.01
239 - 240	2	183,703.71	0.03
353 - 354	10	926,477.22	0.18
355 - 356	30	3,547,002.56	0.67
357 - 358	1,697	193,758,224.22	36.76
359 - 360	2,785	324,960,504.24	61.66
Total	4,563	$527,045,861.54	100.00%

___________________

(1)      The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Single Family	3,999	$444,155,796.03	84.27%
PUD	235	39,812,426.62	7.55
Condominium	201	25,092,582.16	4.76
2 Units	120	16,278,878.56	3.09
3 Units	6	1,171,483.97	0.22
4 Units	1	363,694.20	0.07
Modular	1	171,000.00	0.03
Total	4,563	$527,045,861.54	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Primary	4,516	$520,098,087.19	98.68%
Second Home	46	6,852,899.05	1.30
Non-owner	1	94,875.30	0.02
Total	4,563	$527,045,861.54	100.00%

___________________

(1)Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Purchase	3,406	$354,912,100.07	67.34%
Cash Out Refinance	1,040	157,301,874.80	29.85
Rate/Term Refinance	117	14,831,886.67	2.81
Total	4,563	$527,045,861.54	100.00%

Combined Original Loan to Value Ratios of the Group I Mortgage Loans(1)

Combined Original Loan to Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
14.67 - 15.00	1	$24,986.34	0.00%
30.01 - 35.00	1	99,936.23	0.02
45.01 - 50.00	1	36,686.11	0.01
50.01 - 55.00	1	199,855.24	0.04
55.01 - 60.00	2	155,370.86	0.03
60.01 - 65.00	5	578,023.21	0.11
65.01 - 70.00	4	530,824.45	0.10
70.01 - 75.00	22	3,003,090.29	0.57
75.01 - 80.00	68	9,235,375.06	1.75
80.01 - 85.00	25	3,280,476.71	0.62
85.01 - 90.00	49	5,564,114.61	1.06
90.01 - 95.00	51	6,697,108.40	1.27
95.01 - 100.00	4,333	497,640,014.03	94.42
Total	4,563	$527,045,861.54	100.00%

___________________

(1)	The weighted average combined original loan to value ratio of the Group I Mortgage Loans as of the Cut off Date was approximately 99.03%.

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Alabama	83	$7,541,604.47	1.43%
Arizona	18	3,212,116.06	0.61
Arkansas	55	4,663,454.32	0.88
California	26	6,683,852.40	1.27
Colorado	28	4,764,602.55	0.90
Connecticut	9	1,518,934.67	0.29
Delaware	2	550,500.00	0.10
District of Columbia	4	1,038,738.98	0.20
Florida	97	16,394,538.05	3.11
Georgia	107	14,112,553.77	2.68
Idaho	5	528,495.77	0.10
Illinois	340	46,413,787.79	8.81
Indiana	593	55,393,172.82	10.51
Iowa	96	7,976,822.62	1.51
Kansas	34	3,567,126.01	0.68
Kentucky	123	11,629,200.61	2.21
Louisiana	20	2,031,661.76	0.39
Maine	19	2,393,986.00	0.45
Maryland	58	11,620,745.67	2.20
Massachusetts	54	12,272,899.45	2.33
Michigan	442	53,989,009.44	10.24
Minnesota	88	15,058,991.90	2.86
Mississippi	8	902,479.92	0.17
Missouri	116	12,068,738.15	2.29
Montana	2	212,330.12	0.04
Nebraska	16	1,701,030.53	0.32
Nevada	13	2,570,291.35	0.49
New Hampshire	8	1,530,615.87	0.29
New Jersey	32	5,988,941.15	1.14
New Mexico	11	1,455,789.28	0.28
New York	232	19,958,735.33	3.79
North Carolina	221	27,307,885.87	5.18
North Dakota	5	483,046.25	0.09
Ohio	622	63,970,195.80	12.14
Oklahoma	50	4,333,787.09	0.82
Oregon	27	5,134,319.80	0.97
Pennsylvania	230	21,981,831.52	4.17
Rhode Island	3	658,169.64	0.12
South Carolina	119	12,632,536.76	2.40
South Dakota	5	432,088.36	0.08
Tennessee	163	15,028,938.89	2.85
Texas	111	9,237,296.81	1.75
Utah	59	8,558,338.04	1.62
Vermont	3	463,343.61	0.09
Virginia	41	5,992,379.32	1.14
Washington	26	4,111,660.81	0.78
West Virginia	7	637,091.28	0.12
Wisconsin	130	16,011,430.92	3.04
Wyoming	2	325,773.96	0.06
Total	4,563	$527,045,861.54	100.00%

___________________

(1)       The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.26% in the 60411 ZIP Code.

Documentation Levels of the Group I Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Full Documentation	3,169	$333,471,229.86	63.27%
No Income Verification	1,271	172,625,273.73	32.75
Stated Plus Documentation	102	18,393,203.07	3.49
Blended Access	12	1,723,328.36	0.33
Limited Income Verification	9	832,826.52	0.16
Total	4,563	$527,045,861.54	100.00%

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.625 - 6.000	8	$1,106,707.43	0.21%
6.001 - 7.000	292	44,606,394.76	8.46
7.001 - 8.000	1,798	226,556,287.11	42.99
8.001 - 9.000	2,095	223,925,188.54	42.49
9.001 - 10.000	365	30,503,429.35	5.79
10.001 - 10.250	5	347,854.35	0.07
Total	4,563	$527,045,861.54	100.00%

___________________

(1)      The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut off Date was approximately 8.048% per annum.

Gross Margins of the Adjustable Rate Group I Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.000 - 5.000	9	$1,634,640.71	0.39%
5.001 - 6.000	598	87,280,761.55	20.66
6.001 - 7.000	2,386	289,590,729.31	68.55
7.001 - 7.875	485	43,955,275.74	10.40
Total	3,478	$422,461,407.31	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable Rate Group I Mortgage Loans as of the Cut off Date was approximately 6.479% per annum.

Next Rate Adjustment Date for the Adjustable Rate Group I Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
December 1, 2005	1	$114,000.00	0.03%
September 1, 2006	2	193,016.97	0.05
November 1, 2006	2	218,232.14	0.05
April 1, 2007	1	147,984.87	0.04
May 1, 2007	7	597,196.61	0.14
June 1, 2007	1	142,050.92	0.03
July 1, 2007	16	1,993,919.89	0.47
August 1, 2007	81	9,030,187.24	2.14
September 1, 2007	859	102,368,860.78	24.23
October 1, 2007	1,133	140,335,328.34	33.22
November 1, 2007	604	70,077,414.42	16.59
July 1, 2008	3	302,679.23	0.07
August 1, 2008	20	2,616,411.20	0.62
September 1, 2008	224	28,546,202.10	6.76
October 1, 2008	320	39,679,579.12	9.39
November 1, 2008	185	23,924,343.74	5.66
August 1, 2010	1	104,746.62	0.02
September 1, 2010	6	823,701.90	0.19
October 1, 2010	6	708,469.20	0.17
November 1, 2010	6	537,082.02	0.13
Total	3,478	$422,461,407.31	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable Rate Group I Mortgage Loans as of the Cut off Date was approximately 25 months.

Maximum Mortgage Rates of the Adjustable Rate Group I Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
11.625 - 12.000	7	$937,217.02	0.22%
12.001 - 13.000	272	42,071,850.59	9.96
13.001 - 14.000	1,489	194,763,089.11	46.10
14.001 - 15.000	1,474	164,020,817.14	38.83
15.001 - 16.000	233	20,483,609.87	4.85
16.001 - 16.250	3	184,823.58	0.04
Total	3,478	$422,461,407.31	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable Rate Group I Mortgage Loans as of the Cut off Date was approximately 13.980% per annum.

Minimum Mortgage Rates of the Adjustable Rate Group I Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.625 - 6.000	7	$937,217.02	0.22%
6.001 - 7.000	272	42,071,850.59	9.96
7.001 - 8.000	1,489	194,763,089.11	46.10
8.001 - 9.000	1,474	164,020,817.14	38.83
9.001 - 10.000	233	20,483,609.87	4.85
10.001 - 10.250	3	184,823.58	0.04
Total	3,478	$422,461,407.31	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable Rate Group I Mortgage Loans as of the Cut off Date was approximately 7.980% per annum.

Initial Periodic Rate Caps of the Adjustable Rate Group I Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
1.000	1	$114,000.00	0.03%
2.000	4	411,249.11	0.10
3.000	3,473	421,936,158.20	99.88
Total	3,478	$422,461,407.31	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable Rate Group I Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
1.000	3,478	$422,461,407.31	100.00%
Total	3,478	$422,461,407.31	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group II Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut off Date.

Approximately 99.29% of the Group II Mortgage Loans had loan to value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan to value ratio at origination in excess of 103.00%. The weighted average loan to value ratio of the Group II Mortgage Loans at origination was approximately 99.90%. There can be no assurance that the loan to value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan to value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan to value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months as of the Cut off Date. None of the Group II Mortgage Loans had a first Due Date prior to June 2005 or after December 2005, or has a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut off Date. The latest maturity date of any Group II Mortgage Loan is November 2035.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $248,125. The average Principal Balance as of the Cut off Date of the Group II Mortgage Loans was approximately $247,991. No Group II Mortgage Loan had a Principal Balance as of the Cut off Date of greater than approximately $1,075,000 or less than approximately $31,732.

As of the Cut off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 5.625% per annum and not more than 10.375% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.920% per annum. As of the Cut off Date, the Adjustable Rate Group II Mortgage Loans had Gross Margins ranging from 5.000%

per annum to 8.500% per annum, Minimum Mortgage Rates ranging from 5.625% per annum to 10.375% per annum and Maximum Mortgage Rates ranging from 11.625% per annum to 16.375% per annum. As of the Cut off Date, the weighted average Gross Margin of the Adjustable Rate Group II Mortgage Loans was approximately 6.417% per annum, the weighted average Minimum Mortgage Rate of the Adjustable Rate Group II Mortgage Loans was approximately 7.883% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Group II Mortgage Loans was approximately 13.883% per annum. The latest next Adjustment Date following the Cut off Date on any Adjustable Rate Group II Mortgage Loan occurs in November 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable Rate Group II Mortgage Loans is approximately 25 months.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut off Date (the sum in any column may not equal the total indicated due to rounding):

Principal Balances as of the Cut off Date of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
31,732- 50,000	37	$1,586,840.10	0.35%
50,001- 100,000	200	15,745,237.25	3.46
100,001- 150,000	368	46,924,459.20	10.30
150,001- 200,000	339	59,030,736.46	12.96
200,001- 250,000	216	48,498,126.36	10.65
250,001- 300,000	148	40,674,401.12	8.93
300,001- 350,000	109	35,586,605.19	7.81
350,001- 400,000	124	46,449,880.19	10.20
400,001- 450,000	93	39,877,595.36	8.75
450,001- 500,000	48	22,823,441.07	5.01
500,001- 550,000	47	24,793,209.86	5.44
550,001- 600,000	33	19,053,235.23	4.18
600,001- 650,000	19	11,964,004.09	2.63
650,001- 700,000	16	10,854,478.91	2.38
700,001- 750,000	17	12,406,024.92	2.72
750,001- 800,000	7	5,497,289.08	1.21
800,001- 850,000	8	6,550,377.25	1.44
850,001- 900,000	6	5,249,400.00	1.15
900,001- 950,000	1	919,398.20	0.20
1,050,001- 1,075,000	1	1,075,000.00	0.24
Total	1,837	$455,559,739.84	100.00%

___________________

(1)      The average Principal Balance as of the Cut off Date of the Group II Mortgage Loans was approximately $247,991.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
565 - 575	2	$481,755.94	0.11%
576 - 600	209	35,652,326.88	7.83
601 - 625	238	44,885,149.68	9.85
626 - 650	371	89,226,082.34	19.59
651 - 675	426	109,512,905.61	24.04
676 - 700	249	67,677,808.48	14.86
701 - 725	166	50,248,655.61	11.03
726 - 750	87	25,492,571.85	5.60
751 - 775	57	19,476,770.44	4.28
776 - 800	28	11,441,138.71	2.51
801 - 806	4	1,464,574.30	0.32
Total	1,837	$455,559,739.84	100.00%

___________________

(1)      The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 669.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
180	7	$713,403.16	0.16%
360	1,830	454,846,336.68	99.84
Total	1,837	$455,559,739.84	100.00%

___________________

(1)      The weighted average original term to maturity of the Group II Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
178 - 178	4	$437,346.34	0.10%
179 - 180	3	276,056.82	0.06
353 - 354	2	239,178.59	0.05
355 - 356	10	2,631,224.45	0.58
357 - 358	694	173,021,287.11	37.98
359 - 360	1,124	278,954,646.53	61.23
Total	1,837	$455,559,739.84	100.00%

___________________

(1)      The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Single Family	1,301	$307,350,555.17	67.47%
PUD	337	92,737,896.44	20.36
Condominium	139	35,094,726.56	7.70
2 Units	57	19,232,128.21	4.22
3 Units	2	993,542.75	0.22
Modular	1	150,890.71	0.03
Total	1,837	$455,559,739.84	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Primary	1,835	$454,632,537.93	99.80%
Second Home	2	927,201.91	0.20
Total	1,837	$455,559,739.84	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Purchase	1,767	$424,069,388.94	93.09%
Cash Out Refinance	66	29,780,522.64	6.54
Rate/Term Refinance	4	1,709,828.26	0.38
Total	1,837	$455,559,739.84	100.00%

Combined Original Loan to Value Ratios of the Group II Mortgage Loans(1)

Combined Original Loan to Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
76.00 - 80.00	9	$3,255,307.12	0.71%
85.01 - 90.00	4	759,519.88	0.17
90.01 - 95.00	3	381,915.44	0.08
95.01 - 100.00	1,738	433,910,694.90	95.25
100.01 - 103.00	83	17,252,302.50	3.79
Total	1,837	$455,559,739.84	100.00%

___________________

(1)	The weighted average combined original loan to value ratio of the Group II Mortgage Loans as of the Cut off Date was approximately 99.90%.

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Alabama	41	$6,335,079.52	1.39%
Arizona	10	2,276,048.18	0.50
Arkansas	23	3,120,289.29	0.68
California	168	79,528,672.93	17.46
Colorado	9	2,708,541.86	0.59
Connecticut	5	2,012,879.44	0.44
Delaware	2	380,314.69	0.08
District of Columbia	2	1,084,586.54	0.24
Florida	174	44,077,597.76	9.68
Georgia	69	15,406,374.55	3.38
Idaho	3	459,940.19	0.10
Illinois	131	38,763,466.23	8.51
Indiana	71	10,541,448.85	2.31
Iowa	6	610,880.36	0.13
Kansas	3	482,113.13	0.11
Kentucky	32	5,568,324.24	1.22
Louisiana	3	435,470.15	0.10
Maine	7	834,385.19	0.18
Maryland	63	21,436,342.95	4.71
Massachusetts	19	6,921,493.99	1.52
Michigan	95	22,194,531.24	4.87
Minnesota	26	7,007,390.57	1.54
Mississippi	5	797,977.34	0.18
Missouri	16	2,971,175.21	0.65
Montana	1	116,927.28	0.03
Nebraska	1	138,305.24	0.03
Nevada	12	3,318,607.83	0.73
New Hampshire	2	424,677.24	0.09
New Jersey	77	25,189,564.65	5.53
New Mexico	2	800,000.00	0.18
New York	88	22,009,768.94	4.83
North Carolina	117	23,421,762.33	5.14
North Dakota	1	123,500.00	0.03
Ohio	135	23,791,333.90	5.22
Oklahoma	11	1,399,642.40	0.31
Oregon	22	6,003,425.14	1.32
Pennsylvania	77	9,990,472.98	2.19
Rhode Island	2	493,567.53	0.11
South Carolina	59	10,211,254.38	2.24
Tennessee	36	5,516,863.04	1.21
Texas	104	15,081,335.44	3.31
Utah	23	4,167,745.05	0.91
Virginia	50	19,865,075.14	4.36
Washington	14	4,189,843.23	0.92
West Virginia	5	532,310.47	0.12
Wisconsin	15	2,818,433.23	0.62
Total	1,837	$455,559,739.84	100.00%

___________________

(1)           The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.48% in the 60431 ZIP Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Full Documentation	985	$185,509,560.41	40.72%
No Income Verification	583	159,584,576.26	35.03
Stated Plus Documentation	244	103,755,704.41	22.78
Blended Access	18	5,024,027.52	1.10
Limited Income Verification	7	1,685,871.24	0.37
Total	1,837	$455,559,739.84	100.00%

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.625 - 6.000	5	$1,794,345.76	0.39%
6.001 - 7.000	153	42,207,281.53	9.26
7.001 - 8.000	857	229,634,636.84	50.41
8.001 - 9.000	726	166,260,617.87	36.50
9.001 - 10.000	92	15,197,355.99	3.34
10.001 - 10.375	4	465,501.85	0.10
Total	1,837	$455,559,739.84	100.00%

___________________

(1)      The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut off Date was approximately 7.920% per annum.

Gross Margins of the Adjustable Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.000 - 5.000	3	$1,210,927.25	0.29%
5.001 - 6.000	358	115,714,084.27	27.98
6.001 - 7.000	1,045	262,292,897.69	63.42
7.001 - 8.000	168	34,135,192.89	8.25
8.001 - 8.500	3	214,558.63	0.05
Total	1,577	$413,567,660.73	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable Rate Group II Mortgage Loans as of the Cut off Date was approximately 6.417% per annum.

Next Rate Adjustment Date for the Adjustable Rate Group II Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
September 1, 2006	2	$983,407.18	0.24%
October 1, 2006	6	1,699,555.01	0.41
November 1, 2006	1	331,717.40	0.08
May 1, 2007	2	239,178.59	0.06
June 1, 2007	1	818,727.25	0.20
July 1, 2007	2	269,260.64	0.07
August 1, 2007	34	9,266,705.90	2.24
September 1, 2007	367	99,218,276.10	23.99
October 1, 2007	462	127,965,375.06	30.94
November 1, 2007	284	73,536,019.77	17.78
July 1, 2008	1	368,742.03	0.09
August 1, 2008	12	3,240,001.44	0.78
September 1, 2008	148	35,828,355.39	8.66
October 1, 2008	154	37,427,401.96	9.05
November 1, 2008	91	20,122,453.99	4.87
September 1, 2010	4	867,108.43	0.21
October 1, 2010	4	540,374.59	0.13
November 1, 2010	2	845,000.00	0.20
Total	1,577	$413,567,660.73	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable Rate Group II Mortgage Loans as of the Cut off Date was approximately 25 months.

Maximum Mortgage Rates of the Adjustable Rate Group II Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
11.625 - 12.000	5	$1,794,345.76	0.43%
12.001 - 13.000	150	41,548,083.23	10.05
13.001 - 14.000	771	214,242,593.82	51.80
14.001 - 15.000	583	144,023,509.94	34.82
15.001 - 16.000	65	11,798,226.13	2.85
16.001 - 16.375	3	160,901.85	0.04
Total	1,577	$413,567,660.73	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable Rate Group II Mortgage Loans as of the Cut off Date was approximately 13.883% per annum.

Minimum Mortgage Rates of the Adjustable Rate Group II Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.625 - 6.000	5	$1,794,345.76	0.43%
6.001 - 7.000	150	41,548,083.23	10.05
7.001 - 8.000	771	214,242,593.82	51.80
8.001 - 9.000	583	144,023,509.94	34.82
9.001 - 10.000	65	11,798,226.13	2.85
10.001 - 10.375	3	160,901.85	0.04
Total	1,577	$413,567,660.73	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable Rate Group II Mortgage Loans as of the Cut off Date was approximately 7.883% per annum.

Initial Periodic Rate Caps of the Adjustable Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
2.000	9	$3,014,679.59	0.73%
3.000	1,568	410,552,981.14	99.27
Total	1,577	$413,567,660.73	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
1.000	1,577	$413,567,660.73	100.00%
Total	1,577	$413,567,660.73	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.